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                                                                   EXHIBIT 10.19

                 EMPLOYEE STOCK OWNERSHIP PLAN TRUST AGREEMENT
                                    BETWEEN
            SIMMONS COMPANY AND STATE STREET BANK AND TRUST COMPANY

                                   Amendment

         Pursuant to Section 9.1 of the Employee Stock Ownership Plan Trust Agreement between Simmons Company and State Street Bank and Trust Company dated as of the second day of September 1997 (the "Trust Agreement"), Simmons Company (the "Company"), with the consent of State Street Bank and Trust Company as trustee under the Trust Agreement (the "Trustee"), hereby amends (the "Amendment") the Trust Agreement by renumbering Sections 11.6 (relating to headings of articles) and 11.7 (relating to the execution of counterparts) as Sections 11.7 and 11.8, respectively, and adding a new Section 11.6 to read in its entirety as follows, effective as of January 1, 2003:

         "11.6 Reference is made to the transactions contemplated by the ESOP Stock Sale Agreement dated as of November 21, 2003 by and among the Company, THL Bedding Company and Street Bank and Trust Company, solely in its capacity as trustee of the Simmons Company Employee Stock Ownership Trust (the "Sale Agreement"). Notwithstanding any other provision of this Agreement to the contrary, the Trustee shall have the power, authority and discretion to enter into the Sale Agreement and consummate the transactions contemplated therein. The Trustee shall have the independent authority to execute the Sale Agreement and consummate the transactions contemplated therein, and shall not need any direction, written or otherwise, from either the Company or the Committee."

         Except to the extent specifically amended by this Amendment, the Trust Agreement shall remain unmodified. This Amendment may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

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         IN WITNESS WHEREOF, Simmons Company has caused its officer duly authorized thereto to execute on its behalf this instrument of amendment this 16th day of December, 2003.

                                            SIMMONS COMPANY

                                        By: /s/ William S. Creekmuir
                                            -----------------------------------
                                            William S. Creekmuir
                                            Executive Vice President and CFO

The Trustee hereby consents to the foregoing amendment effective as of the effective date set forth above:

STATE STREET BANK AND TRUST COMPANY, as TRUSTEE

By: /s/ Sydney Marzeotti
    -----------------------------
    Sydney Marzeotti
    Vice President

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